CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

DERIVED INFORMATION   8/31/04

$54,000,000

Class B-1, B-2, B-3 & B-4

Subordinate Certificates Offered

(Approximate)

$1,200,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston LLC.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston LLC Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

Breakeven CDR Curve Analysis

Class B-1

The below tables displays the breakeven CDR (i.e., the highest percentage of the MKP CDR Vector where the referenced Class incurs no loss) for the Class B-1 and the total collateral loss (shown as a percentage of the initial collateral balance) assuming:

•

100% of the MKP Prepayment Vector

•

Forward LIBOR

•

45% Loss Severity

•

12 month lag from default to loss

•

Triggers Fail (No Stepdown)

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

Class B-2

The below tables displays the breakeven CDR (i.e., the highest percentage of the MKP CDR Vector where the referenced Class incurs no loss) for the Class B-2 and the total collateral loss (shown as a percentage of the initial collateral balance) assuming:

•

100% of the MKP Prepayment Vector

•

Forward LIBOR

•

45% Loss Severity

•

12 month lag from default to loss

•

Triggers Fail (No Stepdown)

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

Class B-3

The below tables displays the breakeven CDR (i.e., the highest percentage of the MKP CDR Vector where the referenced Class incurs no loss) for the Class B-3 and the total collateral loss (shown as a percentage of the initial collateral balance) assuming:

•

100% of the MKP Prepayment Vector

•

Forward LIBOR

•

45% Loss Severity

•

12 month lag from default to loss

•

Triggers Fail (No Stepdown)

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

Class B-4

The below tables displays the breakeven CDR (i.e., the highest percentage of the MKP CDR Vector where the referenced Class incurs no loss) for the Class B-4 and the total collateral loss (shown as a percentage of the initial collateral balance) assuming:

•

100% of the MKP Prepayment Vector

•

Forward LIBOR

•

45% Loss Severity

•

12 month lag from default to loss

•

Triggers Fail (No Stepdown)

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

Appendix

100% MKP Prepayment Vector (Constant Prepayment Rate - CPR)

CPR Vector for Floating Rate Collateral

-

Months 1-18, CPR ramps from 0% to 30%

-

Months 19-24, CPR ramps from 30% to 50%

-

Months 25-40, CPR ramps from 50% to 30%

-

Month 41 until end, CPR is constant 30%

CPR Vector for Fixed Rate Collateral:

-

Months 1-12, CPR ramps from 0% to18%

-

Months 13-24, CPR constant 18%

-

Months 25-120, CPR ramps from 18% to 21%

-

Month 121 until end, CPR is constant 21%

100% MKP Default Vector (Constant Default Rate - CDR)

-

Months 1-24, CDR ramps from 0% to 8%

-

Months 25-48 CDR constant 8%

-

Months 49-120, CDR ramps from 8% to 5%

-

Month 121 until end, CDR constant 5%